Exhibit 99.1

Company Description

Chem Rx provides institutional pharmacy services to skilled nursing facilities and other long-term healthcare institutions. Founded as a retail pharmacy in 1958, Chem Rx has achieved significant internal growth since its formation. Chem Rx services over 60,000 beds in approximately 400 institutions, primarily from its main pharmacy operations center in Long Beach, New York, and to a lesser extent from its operating facilities in South Plainfield, New Jersey and Sciota, Pennsylvania. ‘‘Chem Rx’’ is a trademark under which B.J.K. Inc., a New York corporation, conducts the business described herein.

Valuation (in millions)

Valuation Metrics (in millions, except per share amounts)

Assumed Paramount Share Price at Close	$5.74
IPO Shares Outstanding	11.9
Shares Issued to Chem Rx shareholders (1)	3.0
Market Capitalization	$85.5
Options/Warrants (2)	2.5
Fully-Diluted Market Capitalization	$99.9
Plus: Net Debt at Close (3)	$139.5
Enterprise Value	$239.4

Implied Enterprise Value Multiples

	Metric	Multiple
Enterprise Value / 2007E Revenue	$300.0	0.8	x
Enterprise Value / 2008E Revenue	$350.0	0.7	x
Enterprise Value / 2007E EBITDA	$28.0	8.5	x
Enterprise Value / 2008E EBITDA	$33.0	7.3	x
2007E EPS (4)	$0.16	36.6	x
2008E EPS (4)	$0.25	23.3	x
2007E Cash EPS (4)	$0.48	12.0	x
2008E Cash EPS (4)	$0.57	10.1	x

(1) Assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 and 2008.

(2) Assumes the Treasury Method for calculating dilutive securities’ impact and includes treatment of 19.55M IPO warrants and EarlyBird Capital options to purchase 425,000 units.

(3) Reflects midpoint of assumed net debt at close plus consideration for $12.5 mm earnout.
(4) Assumes full exercise of 19.55 mm IPO warrants and EarlyBird Capital options to purchase 425,000 units.

Transaction Overview

On June 1, 2007, Paramount Acquisition Corp. (“Paramount”) (OTCBB: PMQC), a Specified Purpose Acquisition Company (“SPAC”), entered into a definitive stock purchase agreement with Chem Rx subsequent to which Paramount will be renamed Chem Rx Corporation. Paramount will acquire 100% of the issued and outstanding shares of common stock of Chem Rx in exchange for $133 mm in cash. The cash portion of the purchase price that is payable at closing is subject to adjustment based on the amount of net indebtedness (not to exceed $32.5 mm), transaction expenses in excess of provided thresholds and payments that are owed by Chem Rx to certain of its affiliates. The cash portion of the purchase price is also subject to adjustment based on Paramount’s net worth as of the closing date. In addition, Paramount will issue an aggregate of 1.5 million newly issued shares of its common stock to the Sellers at the closing and will issue an aggregate of 1.0 mm additional shares of its common stock in connection with its contemporaneous acquisition of Chem Rx New Jersey, LLC. Paramount will issue up to an aggregate of 9.0 million additional newly issued shares of Paramount common stock and will pay an additional $12.5 mm of cash, upon the achievement of certain milestones with respect to Paramount’s EBITDA and share price after the Closing of the Transaction. Paramount has received a commitment letter from CIBC World Markets to provide an aggregate amount of up to $177.0 mm in debt financing for this transaction.

Reasons to Meet with Company

1.              Recognized Brand and Market Leader in Attractive Regions

•                  Largest independent and overall third largest institutional pharmacy in the nation

•                  Approx. 30% - 35% market share in its core New York territories

•                  Successfully operated in New York state for over 45 years

2.              Loyal and Growing Customer Base

•                  Provides pharmacy services to approximately 400 institutions representing over 60,000 beds

•                  Continues to upgrade its operations through improved order processing efficiency and will continue to provide value-added services that assist client facilities in the purchase of pharmaceutical products and services

3.              Significant Opportunity to Scale Existing Infrastructure

•                  Investments in IT, inventory tracking and PDA-enabled data capture, plus increased financial controls will strengthen infrastructure and scale opportunities

•                  Leveraging NY back-office to scale new regions (NJ, PA and FL)

•                  Proven growth model demonstrated by NJ growth on little invested capital with opportunity to replicate in FL

4.              Favorable Macro Growth Drivers

•                  In 2005, persons residing in skilled nursing facilities constituted 23.4% of the population age 85 and over

•                  U.S. market for pharmacy services in long-term care and assisted living facilities was $10.5 bn in 2002, and projected to grow to $57 bn by 2020

5.              Established Track Record for Growth and Profitability

•                  Revenue growth from $115.8 mm in 2001 to $261.6 mm in 2006, representing a compounded annual growth rate of 17.7%

6.              Increasingly Attractive Payor Landscape

•                  NY payor landscape has improved due to Medicare Part D which is expected to improve days in receivables, as well as greater number of drugs covered by formulary

7.              Highly Incentivized and Experienced Management Team

•                  80+ years of total industry experience

•                  Will retain significant ownership in Chem Rx

•                  Opportunity to earn additional payment of up to $12.5 mm in 2007/2008 and 9.0 mm additional shares over a multi-year period based on superior financial performance

Chem Rx Management Team

Jerry Silva (Chairman and CEO): Currently serves as the President and CEO of Chem Rx, positions he has held since he founded Chem Rx in 1958. Mr. Silva is a member of the American Society of Consultant Pharmacists, a member of the advisory board of Managed Health Care Associates, Inc., and a member of the board of directors of American College of Health Care Administrators.

Steven Silva (President, COO and Director): Director as well as the President and COO of Chem Rx. He has been employed by Chem Rx for 16 years. Mr. Silva is currently the EVP and COO of Chem Rx, positions he has held since May 2006.

Chuck Kelly (CFO): CFO of Chem Rx since September 2006. Mr. Kelly has over 25 years of finance and public accounting experience. Prior to joining Chem Rx in September 2006, Mr. Kelly was employed by Spotless Group Ltd., serving as SVP of U.S. Operations from November 2003 to June 2006 and as Global VP of Finance and Administration from April 1995 through June 2006.

Source: Company proxy filings as of June 18, 2007, which can be found at http://sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001330487.

CIBC World Markets has not independently verified any of the information contained herein, and neither the Company, CIBC World Markets nor their respective affiliates makes any representation or warranty (expressed or implied) as to the accuracy or completeness of this document or any statements, estimates or projections contained herein, and none of them will have any liability for the recipient’s use of this document or any other oral, written or other communications transmitted to the recipient. The information contained herein does not purport to be all-inclusive.

Chem Rx Comparable Company Analysis ($ in millions, except per share data)

Company Name	Symbol	Share Price on 6/27/07	Market Value	Enterprise Value	Debt/ Mkt. Cap	Price / Earnings								EV / EBITDA
						LTM		2007		2008		2009		LTM		2007		2008		2009

Institutional Pharmacies
Omnicare Inc	OCR	$36.49	$4,413	$7,231	67.1%	14.9	x	16.0	x	13.3	x	10.9	x	12.2	x	10.1	x	9.0	x	8.1	x

Specialty Pharmaceutical Distribution
Allion Healthcare Inc	ALLI	$5.90	$96	$74	0.8%	32.8	x	28.1	x	19.8	x	NMF		36.8	x	8.2	x	6.4	x	NMF
Bioscrip Inc	BIOS	$4.40	$164	$217	32.3%	NMF		22.7	x	21.0	x	NMF		NMF		28.1	x	15.1	x	NMF
Polymedica Corp.	PLMD	$40.90	$914	$1,096	21.0%	24.9	x	20.3	x	17.0	x	NMF		8.6	x	10.4	x	8.9	x	NMF
Option Care Inc	OPTN	$15.45	$516	$586	16.8%	22.1	x	20.1	x	17.2	x	15.1	x	12.4	x	11.1	x	9.4	x	8.5	x
Mean					17.7%	26.6	x	22.8	x	18.7	x	15.1	x	19.3	x	9.9	x	10.0	x	8.5	x
Median					18.9%	24.9	x	20.3	x	18.5	x	15.1	x	12.4	x	10.4	x	9.2	x	8.5	x

Pharmaceutical Distributors
Amerisourcebergen Corp.	ABC	$50.01	$9,439	$9,206	11.6%	19.9	x	19.0	x	15.7	x	NMF		18.9	x	10.0	x	9.1	x	NMF
Cardinal Health Inc	CAH	$70.26	$26,779	$27,789	10.6%	20.4	x	18.9	x	15.4	x	NMF		15.1	x	10.9	x	9.8	x	NMF
Mckesson Corporation	MCK	$60.14	$17,268	$15,155	5.7%	26.3	x	19.2	x	16.6	x	14.8	x	10.0	x	8.7	x	7.5	x	6.5	x
Mean					9.3%	22.2	x	19.0	x	15.9	x	14.8	x	14.7	x	9.8	x	8.8	x	6.5	x
Median					10.6%	20.4	x	19.0	x	15.7	x	14.8	x	15.1	x	10.0	x	9.1	x	6.5	x

Pharmacy Benefit Managers
Medco Health Solutions Inc	MHS	$76.99	$21,714	$22,093	5.8%	23.8	x	22.4	x	18.3	x	15.5	x	12.0	x	11.4	x	10.0	x	8.8	x
Express Scripts Inc	ESRX	$50.54	$13,379	$14,699	10.8%	13.9	x	22.9	x	19.4	x	16.7	x	15.0	x	13.1	x	11.8	x	11.0	x
Healthextras Inc	HLEX	$29.83	$1,225	$1,134	0.0%	35.1	x	28.8	x	22.9	x	NMF		25.2	x	15.4	x	12.1	x	NMF
Mean					5.6%	24.3	x	24.7	x	20.2	x	16.1	x	17.4	x	13.3	x	11.3	x	9.9	x
Median					5.8%	23.8	x	22.9	x	19.4	x	16.1	x	15.0	x	13.1	x	11.8	x	9.9	x

Retail Pharmacies
Cvs Caremark Corp.	CVS	$36.57	$57,169	$61,696	8.8%	22.7	x	19.2	x	15.9	x	13.6	x	18.1	x	10.8	x	8.6	x	7.8	x
Longs Drug Stores	LDG	$53.82	$1,981	$2,089	6.8%	33.6	x	21.1	x	18.9	x	16.6	x	9.9	x	7.9	x	7.2	x	6.9	x
Walgreen Company	WAG	$44.07	$44,855	$43,520	0.0%	22.7	x	20.6	x	18.1	x	NMF		36.6	x	10.8	x	9.6	x	NMF
Mean					5.2%	26.4	x	20.3	x	17.7	x	15.1	x	14.0	x	9.8	x	8.5	x	7.3	x
Median					6.8%	22.7	x	20.6	x	18.1	x	15.1	x	14.0	x	10.8	x	8.6	x	7.3	x

Source of EBITDA estimates: Bloomberg Consensus. Note: “NMF” equals Not Meaningful.

(1) Fully-diluted shares outstanding is calculated by adding in-the-money convertible securities, options and warrants outstanding to primary shares outstanding using the treasury stock method. Dollars in millions.

(2) Firm Value equals Fully-Diluted Market Value plus Total Debt less Cash and Equivalents. Source: Company filings.

(3) Based on First Call estimates as of 06/27/07.

Chem Rx Comparable Holder Analysis ($ in millions, except per share data)

No.	Holder Name	# Secs	Total $ Value of Holdings	OCR	KND	OPTN

1	Fidelity Management & Research	3	$435.2	$382.5	$0.0	$52.8
2	T. Rowe Price Associates, Inc.	1	315.8	315.8	0.0	0.0
3	Franklin Mutual Advisers LLC	1	236.2	0.0	236.2	0.0
4	Glenview Capital Management LLC	1	210.1	210.1	0.0	0.0
5	Barclays Global Investors NA (CA)	3	196.3	141.2	34.5	20.6
6	Jennison Associates LLC	1	161.6	161.6	0.0	0.0
7	Vanguard Group, Inc.	3	148.1	104.5	30.6	13.0
8	Alex Brown Investment Management LLC	1	141.5	141.5	0.0	0.0
9	Westfield Capital Management Co. LLC	1	139.4	139.4	0.0	0.0
10	Barrow, Hanley, Mewhinney & Strauss, Inc.	1	133.5	133.5	0.0	0.0
11	Harris Associates LP	1	128.7	128.7	0.0	0.0
12	Cramer Rosenthal McGlynn LLC	1	118.2	118.2	0.0	0.0
13	State Street Global Advisors	3	117.7	93.7	17.1	7.0
14	Dimensional Fund Advisors, Inc.	3	115.5	7.7	93.9	13.9
15	Argyll Research LLC	1	108.2	108.2	0.0	0.0
16	OppenheimerFunds, Inc.	2	98.0	78.8	19.1	0.0
17	Wallace R. Weitz & Co.	1	97.5	97.5	0.0	0.0
18	Putnam Investment Management, Inc.	2	91.5	90.0	1.6	0.0
19	Wellington Management Co. LLP	3	89.5	35.8	3.1	50.6
20	JPMorgan Asset Management, Inc. (US)	2	86.8	65.0	21.8	0.0
21	Atticus Management LLC	1	85.8	85.8	0.0	0.0
22	Highland Capital Management LP	2	82.9	35.6	47.3	0.0
23	Schneider Capital Management Corp.	1	82.1	82.1	0.0	0.0
24	BlackRock Advisors, Inc.	3	78.7	52.3	25.3	1.2
25	Trilogy Global Advisors	1	78.6	78.6	0.0	0.0

Source: FactSet Research Systems.

Chem Rx Historical Summary Financials ($ in millions)

Pro Forma Balance Sheet Data (1)

As of 3/31/2007
Total assets	$222.1
Total current liabilities	$27.5
Total long-term liabilities	$138.0
Equity	$56.7

(1) Assuming maximum conversions.

Consolidated Income Statement Data

	Year Ended	3 Months Ended
	12/31/2006	3/31/2007	3/31/2006
Net sales	$261.6	$72.8	$62.6
Adjusted EBITDA	$24.1	NA	NA

Customer and Payor Mix

Institutional Customers

	2004	2005	2006
Skilled Nursing Facilities	23,852	26,256	28,301
Adult Care Facilities	12,382	10,554	9,871
Residential Living Agencies	5,915	6,977	8,089
Adult Living Facilities	3,862	4,052	2,260
Other	1,842	3,397	4,056
Total	47,853	51,236	52,577

Payor Mix

	2004	2005	2006
Private pay, third-party and facilities	46.1%	46.9%	27.8%
Federal Medicare program (D & B)	0.1%	0.1%	49.1%
State Medicaid programs	52.8%	52.5%	22.6%
Other sources	1.0%	0.5%	0.6%
Totals	100.0%	100.0%	100.0%

Source: Company proxy filings as of June 18, 2007, which can be found at http://sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001330487.

CIBC World Markets has not independently verified any of the information contained herein, and neither the Company, CIBC World Markets nor their respective affiliates makes any representation or warranty (expressed or implied) as to the accuracy or completeness of this document or any statements, estimates or projections contained herein, and none of them will have any liability for the recipient’s use of this document or any other oral, written or other communications transmitted to the recipient. The information contained herein does not purport to be all-inclusive.

Cautionary Statements

•                  This document contains forward-looking statements about Paramount, Chem Rx and their combined business after completion of the proposed business combination.  Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of Paramount’s and Chem Rx’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the institutional pharmacy business, including changes in Medicare and Medicaid reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-KSB for the year ended December 31, 2006.  The information set forth herein should be read in light of such risks.  Neither Paramount nor Chem Rx assumes any obligation to update the information contained in this document.

•                  Additional information concerning the transaction is included in the preliminary proxy statement filed by Paramount with the SEC on June 18, 2007 and the Current Report on Form 8-K filed on June 4, 2007 by Paramount with the SEC.  A stockholder meeting will be announced soon to obtain stockholder approval for the transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the transaction. STOCKHOLDERS OF PARAMOUNT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, PARAMOUNT’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  Such persons may also read Paramount’s final prospectus, dated October 21, 2005, as well as its periodic reports for more information about Paramount, its officers and directors and their interests in a successful completion of a business combination.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, as well as Paramount’s final prospectus and periodic reports, at the SEC’s Internet site http://www.sec.gov or by directing a request to Paramount Acquisition Corp., 787 7th Avenue, 48th Floor, New York, NY 10019.  As a result of the review by the SEC of the preliminary proxy statement, Paramount may be required to make changes to its description of the Chem Rx’s business or other information contained in the proxy statement.

•                  Paramount, Chem Rx and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction.  Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, Chem Rx and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement.

CIBC World Markets has not independently verified any of the information contained herein, and neither the Company, CIBC World Markets nor their respective affiliates makes any representation or warranty (expressed or implied) as to the accuracy or completeness of this document or any statements, estimates or projections contained herein, and none of them will have any liability for the recipient’s use of this document or any other oral, written or other communications transmitted to the recipient. The information contained herein does not purport to be all-inclusive.